UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2010

The Manitowoc Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066

(Address of principal executive offices, including ZIP code)

(920) 684-4410

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 8.01.              Other Events.

Guarantor Information; Tax Provision Adjustment

The Manitowoc Company, Inc.(the “Company”) expects that certain 100%-owned, subsidiaries of the Company (“Guarantor Subsidiaries”) will jointly and severally, and fully and unconditionally guarantee the long-term indebtedness the Company expects to issue in an offering registered under the Securities Act of 1933 to refinance a portion of its outstanding indebtedness under its credit facility and is therefore filing the required guarantor financial information in a footnote to its revised historical financial statements as discussed more fully below.  Additionally, the Company previously disclosed in its Quarterly Report on Form 10-Q for the nine months ended September 30, 2009 (the “Third Quarter Form 10-Q”) that, during the quarter ended September 30, 2009, the Company identified an adjustment to its income tax provision that should have been included in its financial statements in its Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”).  The adjustment resulted in a decrease in income tax expense, an increase in refundable income taxes and an increase in retained earnings of $20.7 million for the year ended December 31, 2008.  The adjustment also resulted in an increase to the Company’s previously reported 2008 earnings per diluted share of $0.16.  There was no impact to the 2008 cash flows from operating activities as the increase in net earnings was offset by the increase in refundable income taxes.  The Company does not believe that the adjustments to the provision for income taxes, refundable income taxes, and retained earnings described above are material to the Company’s results of operations, financial position or cash flows for any of the Company’s previously filed annual or quarterly financial statements.  However, the Company also concluded it would not record the adjustment to the Consolidated Statement of Operations in the Third Quarter 2009 Form 10-Q. Accordingly, the Company has revised its 2008 financial statements to reflect this adjustment.

The Company is filing revised historical financial statements in exhibits to this Current Report on Form 8-K to:

•                                          add to the Notes to Consolidated Financial Statements as of and for the year ended December 31, 2008 included in the 2008 Form 10-K and to the Notes to the Unaudited Consolidated Financial Statements as of and for the nine months ended September 30, 2009 included in the Third Quarter Form 10-Q to include summarized financial information for (a) the Company; (b) the Guarantor Subsidiaries on a combined basis; and (c) the Company’s non-guarantor subsidiaries on a combined basis;

•                                          provide revised historical financial statements and related disclosures of the Company as of and for the year ended December 31, 2008 included in the 2008 Form 10-K to reflect the adjustments described above; and

•                                          reflect the adoption of new accounting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 810 for non-controlling interests which requires retroactive adoption.

These revised historical financial statements and related disclosures and Management’s Discussion and Analysis of Financial Condition for the 2008 Form 10-K are filed as Exhibit 99.1 and the revised historical financial statements and related disclosures for the Third Quarter 10-Q are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Unaudited Pro Forma Condensed Consolidated Financial Statements

The Company completed its acquisition of Enodis plc (now known as Enodis Limited) on October 27, 2008.  Unaudited pro forma condensed consolidated financial statements of the Company for the year ended December 31, 2008 giving effect to this acquisition is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

The following exhibits are filed herewith:

	(23.1)	Consent of PricewaterhouseCoopers LLP, the Company’s Independent Registered Public Accounting Firm

(99.1)

Business, Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Financial Statements and Supplementary Data, and Exhibits and Financial Statement Schedules portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

	(99.2)	Financial Statements portion of the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2009.

	(99.3)	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company for the year ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANITOWOC COMPANY, INC.

Date: January 27, 2010	By:	/s/ Carl J. Laurino
Carl J. Laurino
Senior Vice President and Chief Financial Officer

THE MANITOWOC COMPANY, INC.

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

(23.1)	Consent of PricewaterhouseCoopers LLP, the Company’s Independent Registered Public Accounting Firm

(99.1)

Business, Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Financial Statements and Supplementary Data and Exhibits and Financial Statement Schedules portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

(99.2)	Financial Statements portion of the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2009.

(99.3)	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company for the year ended December 31, 2008.